THIS WARRANT HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION AND THE CORPORATION RECEIVES AN OPINION OF COUNSEL (BOTH SUCH OPINION AND SUCH COUSEL BEING REASONABLY ACCEPTABLE TO THE CORPORATION) TO SUCH EFFECT.

Warrant No. 2009-01	Date: July 8, 2009

WARRANT TO PURCHASE COMMON STOCK
OF
WORLDGATE COMMMUNICATIONS, INC.

This certifies that, for value received, receipt and sufficiency of which are hereby acknowledged, Mototech, Inc. (the “Holder”), is entitled, subject to the terms and conditions set forth below, to purchase from WorldGate Communications, Inc., a Delaware corporation (the “Company”), 1,000,000 validly issued, fully paid and nonassessable shares (the “Warrant Shares”) of common stock of the Company, par value $0.01 per share (the “Common Stock”), subject to adjustment as provided herein, at a purchase price equal to $0.35 per share (the “Exercise Price”).

The term “Warrant” as used herein shall mean this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein.

1.      Term of Warrant.  Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on July 8, 2009 and ending at 5:00 P.M. (Philadelphia, Pennsylvania local time) on the Expiration Date.

The term “Business Day” shall mean any day except a Saturday, Sunday or any day on which banking institutions are authorized or required to close in the city of New York, New York.

The term “Expiration Date” shall mean the earlier of (a) July 8, 2014; provided, however, that in the event that July 8, 2014 is not a Business Day, the Expiration Date for this Warrant shall be extended to 5:00 P.M. (Philadelphia, Pennsylvania local time) on the Business Day following such date, (b) a Change of Control (as defined below); or (c) the twentieth (20th) day following the Company’s delivery of notice to the Holder of a Trading Price Termination Event (as defined below); provided, however, that in the event that such twentieth (20th) day shall fall on a day that is not a Business Day (defined below), the Expiration Date for this Warrant shall be extended to 5:00 P.M. (Philadelphia, Pennsylvania local time) on the Business Day following such date.

The term “Trading Price Termination Event” shall mean at any time that the Common Stock is listed for trading on a national securities exchange, other nationally recognized trading system, or is quoted on the Pink Sheets LLC or similar over-the-counter service (including, without limitation, the OTC Bulletin Board), the occurrence of a period of ten (10) consecutive trading days during which the quoted bid price of the Common Stock has been greater than a price equal to one hundred fifty percent (150%) of the Exercise Price.

The term “Change of Control” shall mean (i) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any merger, consolidation or other form of reorganization in which outstanding shares of the Company are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring entity or its subsidiary, but excluding any transaction effected primarily for the purpose of changing the Company’s jurisdiction of incorporation), unless the Company’s stockholders of record as constituted immediately prior to such transaction or series of related transactions will, immediately after such transaction or series of related transactions hold at least a majority of the voting power of the surviving or acquiring entity; or (ii) a sale of all or substantially all of the assets of the Company.  In the event of a proposed Change of Control, the Company shall use its commercially reasonable efforts to give the Holder ten (10) days prior notice of the proposed closing date of the Change of Control and, to the extent the Warrant has not been exercised by the closing date of the Change of Control, then this Warrant shall terminate.

2.      Exercise of Warrant.

(a)           This Warrant may be exercised by the Holder, in whole or in part, by (i) the surrender of this Warrant to the Company, with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder and delivered to the Company prior to the Expiration Date and (ii) the delivery of payment to the Company of the Exercise Price for the number of Warrant Shares specified in the Notice of Exercise.  The Exercise Price shall be payable in cash or its equivalent, payable by wire transfer of immediately available funds to a bank account specified by the Company or by certified or bank cashiers’ check in lawful money of the United States of America.

(b)           The Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid.  A stock certificate or certificates for the Warrant Shares specified in the Notice of Exercise shall be delivered to the Holder as promptly as practicable, and in any event within five days thereafter.  If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant.

3.      No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the fair market value multiplied by such fraction or, at the Company’s option, round such fractional share to the nearest whole share.  The fair market value shall be determined by the Company’s Board of Directors.

4.      Replacement of Warrant.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

5.      Rights of Stockholders.  Subject to the provisions of Sections 6 and 8 hereof, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.

6.      Adjustments.

(a)           Adjustment for Stock Splits and Combinations.  If the Company shall effect a subdivision of the outstanding shares of the Common Stock, then the Exercise Price then in effect immediately before that subdivision shall be proportionately decreased and the number of shares of Common Stock issuable upon any exercise of such warrant shall be proportionally increased, and conversely, if the Company combines the outstanding shares of the Common Stock into a smaller number of shares, the Exercise Price then in effect immediately before the combination shall be proportionately increased and the number of shares of Common Stock issuable upon any exercise of such warrant shall be proportionally decreased.

(b)           Adjustment for Certain Dividends and Distributions.  If the Company makes or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event (i) the Exercise Price then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Exercise Price then in effect by a fraction (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution, and (ii) the number of shares of Common Stock issuable upon exercise of this Warrant at such time shall be increased as of the time of such issuance, or in the event such record date is fixed, as of the close of business on such record date, by multiplying the number of shares issuable upon any exercise of this Warrant by a fraction (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution, and (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Exercise Price and the number of shares of Common Stock issuable upon any exercise of this Warrant shall be recomputed accordingly as of the close of business on such record date and thereafter the Exercise Price shall be adjusted pursuant to this section as of the time of actual payment of such dividends or distributions.

(c)           Adjustments for Other Dividends and Distributions.  In the event the Company at any time prior to exercise of this Warrant shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than Common Stock for which an adjustment is made pursuant to Section 6(a), Section 6(b) or Section 6(d) hereof) or in cash or other property, then and in each such event provision shall be made so that the Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company and/or cash and other property which the Holder would have been entitled to receive had this Warrant been exercised into Common Stock on the date of such event and had the Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained any such securities receivable, giving application to all adjustments called for during such period under this Section 6 with respect to the rights of the Holder.

(d)           Reorganizations, Mergers, Consolidations or Transfers of Assets.  Subject to the provisions regarding the Expiration Date in Section 1 hereof, if at any time or from time to time there is a capital reorganization of the Common Stock or other securities that will be issuable upon exercise of this Warrant, or a merger, consolidation or binding share exchange of the Company with or into another entity, or the transfer of all or substantially all of the Company’s properties and assets to any other entity, then, as a part of such capital reorganization, merger, consolidation, exchange or transfer, provision shall be made so that Holder shall thereafter be entitled to receive upon exercise of this Warrant the number of shares of stock or other securities, cash or property to which a holder of the number of shares of Common Stock or other securities otherwise deliverable upon exercise of this Warrant would have been entitled on such capital reorganization, merger, consolidation, exchange or transfer in respect of such Common Stock or other securities.  In any such case and subject to the provisions regarding the Expiration Date in Section 1 hereof, appropriate adjustment shall be made in the application of the provisions of this Section 6 to the end that the provisions of this Section 6 (including adjustment of the then in effect Exercise Price and the number of shares purchasable upon exercise of this Warrant) shall be applicable after that event and be as nearly equivalent as may be practicable.  Subject to the provisions regarding the Expiration Date in Section 1 hereof, upon the consummation of such capital reorganization, merger, consolidation, exchange or transfer, the successor (if other than the Company) resulting from such transaction or the entity acquiring such assets or other appropriate entity shall assume, by written instrument, the obligation to deliver to Holder such securities, cash or other property as, in accordance with the foregoing provisions, Holder may be entitled to purchase pursuant to this Warrant.

(e)           Certificate of Adjustment.  Upon the occurrence of each adjustment or readjustment pursuant to this Section 6 of the Exercise Price, the number of Warrant Shares or other securities issuable upon exercise of this Warrant, the Company shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Exercise Price) and showing in detail the facts upon which such adjustment or readjustment is based.  The Company shall, upon the written request at any time of the Holder, furnish or cause to be furnished to the Holder a certificate setting forth (i) the Exercise Price then in effect and (ii) the number of Warrant Shares and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

7.      Transfers.

(a)           The Warrant Shares shall not be offered for sale, sold, transferred, pledged or hypothecated unless either (i) they first shall have been registered under the Act and any other applicable securities laws, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such offer for sale, sale, transfer, pledge or hypothecation is exempt from the registration requirements of the Act and any other applicable securities laws.

(b)           In addition, (i) the Holder shall not transfer all or any portion of the Warrant Shares issued upon exercise of this Warrant to any person or entity (other than to an affiliate of the Holder) on or before the thirty-fifth (35th) day following the exercise of this Warrant and (ii) the Holder shall not assign, pledge, hypothecate, sell or otherwise transfer this Warrant without the prior written consent of the Company.  The Company may deem and treat the person in whose name this Warrant is registered as the Holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided below.

(c)           The Company agrees to maintain, at its then principal place of business, books for the registration of the Warrant and transfers thereof, and, subject to the other provisions of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, on said books at said office, upon surrender of this Warrant at said office, together with a written assignment of this Warrant, in the form attached hereto, duly executed by the Holder hereof or his duly authorized agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled.

(d)           Holder acknowledges and agrees that the certificates representing the Warrant Shares shall be issued in the name of Holder.  Holder acknowledges and agrees that the Company shall effect delivery of the Warrant Shares by delivering to Holder or its nominee a physical certificate representing such Warrant Shares, as applicable, and that such certificate representing such Warrant Shares shall contain the following restrictive legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION AND THE CORPORATION RECEIVES AN OPINION OF COUNSEL (BOTH SUCH OPINION AND SUCH COUSEL BEING REASONABLY ACCEPTABLE TO THE CORPORATION) TO SUCH EFFECT.

8.      Covenants of the Company.  The Company hereby covenants and agrees that:

(a)           during the term of this Warrant, the Company will reserve a sufficient number of shares of authorized and unissued Common Stock to provide for the issuance of Common Stock, which shares shall be duly authorized, fully paid and non-assessable, upon the exercise of this Warrant and, from time to time, will use its commercially reasonable efforts to take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant;

(b)           the Company will not, by amendment of its Certificate of Incorporation or through reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms.

(c)           all shares that may be issued upon the exercise of this Warrant, upon exercise of this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein); and

(d)           issuance of this Warrant by the Company shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant

9.      Notices.  Any notice or other communication to the Company or to Holder regarding the Warrant shall be in writing and shall be deemed duly given or made when hand delivered, when delivered by overnight courier or three business days after mailed by registered or certified mail, return receipt requested, postage prepaid and, if to the Company, to the Company’s office at 3190 Tremont Avenue, Trevose, Pennsylvania 19053, USA, or such other address as the Company may designate by notice to Holder and, if to Holder, to the Holder’s office at No. 9, Park, Avenue II, Science-Based Industrial Park, Hsin-Chu, Taiwan, R.O.C. or such other address as Holder may designate by prior written notice to the Company.

10.           Amendments.  Neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.  This Warrant shall be binding upon and shall inure to the benefit of the Company’s and the Holder’s successors and assigns.

11.           Governing Law.  This Warrant shall be governed in all respects by the internal laws of the State of Delaware as applied to contracts entered into solely between residents of, and to be performed entirely within, such state, and without reference to principles of conflicts of laws or choice of laws.

12.           Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, WORLDGATE COMMUNICATIONS, INC. has caused this Warrant to be executed by its authorized officer.

WORLDGATE COMMMUNICATIONS, INC.

By:	__________________________________
	Name:	Christopher V. Vitale
	Title:	Senior Vice President, Legal and Regulatory, General Counsel and Secretary

NOTICE OF EXERCISE

To:  WORLDGATE COMMMUNICATIONS, INC.

(1)           The undersigned hereby elects to purchase _______________ shares of Common Stock of WorldGate Communications, Inc., pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

(2)           Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Name)

(3)           Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

(Name)

(Date)	(Signature)

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

No of
Name of Assignee	Address	Shares

and does hereby irrevocably constitute and appoint as Attorney-in-Fact the Secretary of WorldGate Communications, Inc. to make such transfer on the books of WORLDGATE COMMUNICATIONS, INC., maintained for the purpose, with full power of substitution in the premises.

Dated: _____________________________

Signature of Holder

Signature of Assignee